UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 24, 2013

NOBLE CORPORATION

(Exact name of Registrant as specified in its charter)

Switzerland	000-53604	98-0619597
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

Dorfstrasse 19A Baar, Switzerland	6340
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: 41 (41) 761-65-55

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 24, 2013, Noble Corporation, a Swiss corporation (the “Company”), announced that the Company’s board of directors approved a plan to separate the Company’s standard specification drilling business (the “Plan”), which, if consummated, will result in the creation of two separate offshore drilling companies. A copy of the Company’s press release is filed as Exhibit 99.1 and is incorporated by reference herein.

On September 24, 2013, David W. Williams, the Company’s Chairman, President and Chief Executive Officer, distributed a letter to all employees of the Company in connection with the announcement of the proposed Plan. A copy of the letter is filed as Exhibit 99.2 and is incorporated by reference herein.

On September 24, 2013, the Company distributed to all employees of the Company and posted on its website “Frequently Asked Questions” in connection with the announcement of the proposed Plan. A copy of the “Frequently Asked Questions” is filed as Exhibit 99.3 and is incorporated by reference herein.

Forward-Looking Statements

This Current Report and the exhibits hereto may contain “forward-looking statements” about the business, financial performance and prospects of the Company. Statements about the Company’s or management’s plans, intentions, expectations, beliefs, estimates, predictions, or similar expressions for the future, including those regarding the Plan, the timing thereof, the timing of the shareholders’ meeting to vote on actions required to effect the Plan and the expected benefits of the Plan, are forward-looking statements that involve risks, uncertainties and assumptions. No assurance can be given that the outcomes of these forward-looking statements will be realized, and actual results could differ materially from those expressed as a result of various factors. A discussion of some of these factors, including risks and uncertainties, is set forth from time to time in the Company’s filings with the Securities and Exchange Commission (the “SEC”).

Important Additional Information Regarding the Proposed Plan will be Filed with the SEC

In connection with the shareholder vote on actions required to effect the proposed Plan, the Company will file with the SEC and mail to its shareholders a proxy statement. INVESTORS ARE ADVISED TO READ THE PROXY STATEMENT CAREFULLY AND ANY OTHER MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED PLAN. Investors may obtain a free copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s web site at www.sec.gov or at the Company’s website at www.noblecorp.com. Investors will also be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents by directing a request by mail or telephone to Investor Relations, Noble Corporation, Dorfstrasse 19A, 6340 Baar, Zug, Switzerland, telephone 41(41)761-65-55.

Participants in Solicitation

The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from its shareholders with respect to the proposed Plan. Information about these persons is set forth in the Company’s proxy statement relating to its 2013 Annual General Meeting of Shareholders, as filed with the SEC on March 11, 2013, and in any documents subsequently filed by its directors and officers under the Securities Exchange Act of 1934, as amended. Investors may obtain additional information regarding the interests of such persons, which may be different than those of the Company’s shareholders generally, by reading the proxy statement and other relevant documents regarding the proposed Plan that will be filed with the SEC.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER		DESCRIPTION

99.1	—	Press Release dated September 24, 2013.

99.2	—	Letter from Noble Corporation’s Chairman, President and Chief Executive Officer to all Noble employees dated September 24, 2013.

99.3	—	Frequently Asked Questions of Noble Employees dated September 24, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Noble Corporation, a Swiss corporation

Date: September 24, 2013

	By:	/s/ James A. MacLennan
James A. MacLennan Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

99.1	—	Press Release dated September 24, 2013.

99.2	—	Letter from Noble Corporation’s Chairman, President and Chief Executive Officer to all Noble employees dated September 24, 2013.

99.3	—	Frequently Asked Questions of Noble Employees dated September 24, 2013.

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